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                                                                    Exhibit 99.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




The undersigned hereby certifies, in his capacity as Chief Executive Officer of American Bank Note Holographics, Inc. (the "Company"), that the Quarterly Report of the Company on Form 10-Q for the period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition of the Company at the end of the period covered by the Report and the results of operations of the Company for the period covered by the Report.

                                        By: /s/ Kenneth H. Traub
                                        -------------------------------------
                                        Kenneth H. Traub
                                        Chief Executive Officer




Date: August 13, 2002